Tortoise Capital Advisors, L.L.C. Announces Third Quarter Distribution Amount and Dates for Tortoise MLP Fund, Inc. (NTG)

FOR IMMEDIATE RELEASE

LEAWOOD, Kan.—June 14, 2018—Tortoise MLP Fund Inc. (NTG) a closed-end fund managed by Tortoise Capital Advisors, declared the following distribution today:

Fund	Ticker	Distribution Amount	% Change from Prior Distribution	% Change from Prior Year
Tortoise MLP Fund, Inc.	NTG	$0.4225	—	—

The distribution is payable on August 31, 2018 to stockholders of record on July 3, 2018.

As previously announced, the Board of Directors of NTG has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the NTG common stock (par value $0.001 per share) (“Common Stock”), as of June 19, 2018 (the record date of the Offer), entitling the holders of such Rights to subscribe for additional shares of Common Stock (the “Offer”). The August 31, 2018 distribution will not be payable with respect to Common Stock that is issued pursuant to the Offer after the July 3, 2018 record date for the distribution. Shares issued pursuant to the Offer will be entitled to receive the quarterly dividend expected to be payable in November, if and when declared by the Board of Directors of NTG.

For book purposes, the source of distributions for NTG is estimated to be 100% return of capital. For tax purposes, the characterization will not be made until determination of earnings and profits after year end.

NTG Rights Offering Informational Conference Call

Tortoise will host an informational conference call regarding the NTG Rights Offer on Thursday, June 28, 2018 at 3:00 p.m. Central.

Toll Free Dial-In Number: (877) 407-9210

Replay Number: (877) 481-4010

Replay Pin: 33520 (available through July 30th)

The Offer will be made pursuant to NTG’s effective shelf registration statement on file with the Securities and Exchange Commission (“SEC”) and only by means of a prospectus supplement and accompanying prospectus. NTG expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to holders of Common Stock on June 19, 2018, the record date for the Offer (“Record Date Stockholders”) within the United States shortly following the record date for the Offer. To exercise their Rights, Record Date Stockholders who hold their Common Stock through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Record Date Stockholders who do not hold Common Stock through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The information in this press release is not complete and is subject to change. This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. NTG’s prospectus supplement and accompanying prospectus will contain this and additional information about NTG and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact NTG’s information agent:

11550 Ash Street, Suite 300, Leawood, KS 66211    |    Main 1-913-981-1020    |    Fax 1-913-981-1021    |    www.tortoiseadvisors.com

AST Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(866) 751-6315

About Tortoise

Tortoise specializes in essential assets and income. Tortoise invests in assets and services that serve essential needs in society and can also serve essential client needs, such as diversification and income. Tortoise’s energy investing expertise across the energy value chain, including infrastructure and MLPs, dates back more than 15 years. Through a variety of investment vehicles, Tortoise provides access to a wide range of client solutions, focused on their evolving needs. For more information, please visit www.tortoiseadvisors.com.

About Tortoise MLP Fund, Inc.

Tortoise MLP Fund, Inc. (NYSE: NTG) owns a portfolio of master limited partnership (MLP) investments in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Tortoise MLP Fund, Inc.’s investment objective is to provide its stockholders a high level of total return with an emphasis on current distributions.

Safe Harbor Statement

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Forward-Looking statement

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the company and Tortoise Capital Advisors believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the company’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the company and Tortoise Capital Advisors do not assume a duty to update this forward-looking statement.

Contact information:

Tortoise

Pam Kearney, Investor and Public Relations, (866) 362-9331, pkearney@tortoiseadvisors.com